Putnam
International
New Opportunities
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Shareholders in Putnam International New Opportunities Fund, who have seen their shares register another decline for the fiscal year ended September 30, 2002, may take small comfort in hearing that the portion of the world's equity markets in which the fund concentrates its investments appears to be building some fundamental support for a turnaround.

Nevertheless, that is the way the fund's managers assess prospects for the fund in the months ahead. No assurance of any such result can ever be given, of course, but as you will see in the report from the fund's management team, some areas of strength seem to be emerging in various sectors of the non-U.S. equity markets.

Meanwhile, as we take a close look at the fund's performance during the fiscal year just ended, it is instructive to remind ourselves that a fund such as this, with a relatively aggressive investment policy, is unlikely to thrive when investors become more risk averse. At the same time it may hold the potential to rise more strongly in more favorable conditions.

In the following report, the fund's managers provide a full discussion of performance during fiscal 2002, including an explanation of the fund's results. Then they offer their views on the fund's prospects for fiscal 2003.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 20, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam International Growth Team

The past year demonstrated again that equity markets can be uncomfortably volatile at times. Growth-style international stocks, including many of those that comprise Putnam International New Opportunities Fund's portfolio, also tested the resolve of investors with volatile swings similar to those seen in the U.S. stock market. During the fiscal year that ended on September 30, 2002, the fund registered a significant decline, continuing a downward trend that began during 2000. As the managers of your fund, we understand the volatile nature of stocks, but we still regret the impact that this powerful bear market has had on investment performance. Given the disappointing absolute returns, it may at first seem small comfort to point out that the fund outperformed both its benchmark index and its peer group (see page 7 for details). On a similar note, it also provided diversification by outperforming many broad U.S. stock indexes. We hope the fund's superior relative performance under unfavorable conditions is an indication of its potential once those conditions start to improve. Meanwhile, despite the current environment, we still believe we are finding exciting, dynamic companies in international markets that over time have the potential to create wealth for investors.

Total return for 12 months ended 9/30/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
  -12.68%  -17.65% -13.34% -17.67% -13.32% -14.18%  -13.20% -16.27%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                    12.8%

Oil and gas                11.5%

Pharmaceuticals            11.4%

Telecommunications         11.0%

Electronics                 6.0%

Footnote reads:
*Based on net assets as of 9/30/02. Holdings will vary over time.

* DISCIPLINED SELECTION PROCESS STEERED FUND IN DIFFICULT YEAR

Our investment process relies on analyzing individual companies to find those that have superior business models and are executing them effectively. We believe this distinguishes the fund from other international funds that select stocks with other characteristics, such as low valuations, or that seek to manage other factors, such as market, sector, or currency exposure. Although we also take these factors into account when we select stocks, our primary consideration is to identify great companies, those that can achieve growth even if their home market or sector conditions are unfavorable. Stocks such as these, we believe, are more likely to appreciate than mediocre companies in sectors or markets with better fundamentals.

As we will discuss in the next sections of this report, during the past year, our stock selection was successful on two fronts -- identifying stocks that performed well and avoiding stocks that fared badly. This required even greater discipline than usual because of the many risks of the past year, such as the war in Afghanistan, conflict in the Middle East, and fluctuations in the speed of the global recovery. Japan and Germany, the two largest economies after the United States, generated little economic growth and made little headway on structural reforms. Many portfolio holdings lost value during the period, but by a smaller amount than international markets in general. We believe we successfully identified a variety of companies that were managing themselves well in a more challenging environment. Many continued to pursue well-crafted business models, reduced their operating costs to accommodate the pressure on profit margins, and continued to introduce new products and services to meet demand.

* SMART STRATEGIES HELP BUSINESSES GAIN MARKET SHARE

In our view, well-managed businesses figure out how to compete in both good and bad conditions. Many of our fund holdings used the difficult environment of the past year to gain market share at the expense of less nimble competitors. A large holding, and one of the fund's best performers, was Samsung Electronics of South Korea. Samsung's management achieved growth by positioning the company as the lowest-cost provider of DRAM computer chips in the world. It also became a competitive manufacturer of cellular telephones. While business has been relatively soft in these two industries, Samsung's ability to manage costs has made it more profitable than most other competitors. Although this holding, as well as others mentioned in this report, was viewed favorably by fund management at the end of the reporting period, all holdings are monitored and adjusted in accordance with the fund's strategy.

Two holdings in the consumer sector had effective growth strategies in the past year. KAO Corporation of Japan makes a variety of consumer products, like soaps and shampoos. It is one of the relative handful of Japanese companies undertaking internal changes to rationalize its cost structure and introduce new products that can help profits grow. The fund also owned a British stock in the same industry, Reckitt Benckiser, which has gained market share through the introduction of successful new personal-care products.

Fund Profile

Putnam International New Opportunities Fund invests mainly in companies outside the United States that we believe are experiencing rapid earnings, sales, and business unit growth, and with the potential for positive earnings surprises. It primarily targets large and midsize growth companies with superior competitive positions within their industries. It is designed for investors seeking long-term capital appreciation and international diversification.


Demonstrating how our stock-selection strategy functions effectively across a range of industries, the fund also owned two Canadian energy companies that performed well on a relative basis. Nexen and Canadian Natural Resources shared qualities that we favored. They are low-cost producers of both oil and natural gas. They have benefited from high oil prices in the past year, but their natural gas reserves position the companies for long-term growth because natural gas is increasingly being used in place of oil.

* SEVERAL HOLDINGS THRIVED IN BUSINESS NICHES

Another large holding in the fund is easyJet, a British airline that is achieving rapid growth by providing European travelers with low airfares. Europe has long been dominated by large, national airlines that charged high prices. However, easyJet can offer low fares because it has a low cost structure, based on the model of Southwest Airlines in the United States. The stock did not perform as well as we had hoped during the past year because the company acquired another airline. We believe the acquisition fits with easyJet's long-term growth strategy, but the market found this acquisition risky given the complexity of airline mergers and the current widespread weakness in the global airline industry.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Statoil ASA
Norway
Oil and gas

Vodafone Group PLC
United Kingdom
Telecommunications

Reckitt Benckiser PLC
United Kingdom
Consumer goods

Autostrade SpA
Italy
Commercial and consumer services

Canon, Inc.
Japan
Office equipment and supplies

Canadian Natural Resources, Ltd.
Canada
Oil and gas

GlaxoSmithKline PLC
United Kingdom
Pharmaceuticals

Novartis AG
Switzerland
Pharmaceuticals

Nokia OYJ
Finland
Communications equipment

HSBC Holdings PLC
United Kingdom
Banking

Footnote reads:
These holdings represent 25.9% of the fund's net assets as of 9/30/02. Portfolio holdings will vary over time.

Many of the fund's holdings feature low cost structures, because controlling costs is one of the best ways to limit losses or improve profitability while business is slow. Other fund holdings with cost advantages include Loblaw Canada, a food retailing and distribution company, and Vinci, a construction company based in France. Though food companies rarely have growth characteristics, Loblaw is extremely effective at controlling costs at the same time that it is opening a large number of new stores. The format of the stores appeals to customers. Like food companies, construction companies usually do not feature rapid growth rates, but Vinci is a leader in managing infrastructure projects to keep profit margins healthy. Vinci is also benefiting from significant spending by the European Union to improve roads, bridges, railways, and other transportation facilities across Europe. In the same industry, the fund also owns Autostrade of Italy, which builds and operates toll roads.

* INTERNATIONAL GROWTH STOCKS OFFER IMPROVING CHARACTERISTICS

Although we recognize that bear market conditions could persist, we have an improving outlook for growth stocks in international markets. Their prices have come down from the heights they reached in the late 1990s and we believe now offer more attractive upside potential. The excesses that occurred with growth forecasts and accounting practices, which were less pronounced in international markets than in the United States, are nevertheless being corrected. Also, in our opinion, growth companies were the most aggressive in adjusting to an environment of slower economic growth by slashing costs. While we cannot predict the end of stock market volatility, we see many advantages in the underlying conditions of low interest rates, low inflation, and low stock prices. As a result, we believe the international markets are poised to better reward long-term growth investors.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

The fund is managed by the Putnam International Growth Team. The members of the team are Stephen Dexter (Portfolio Leader), Nathan Eigermann (Portfolio Member), Peter Hadden (Portfolio Member), and Omid Kamshad.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 9/30/02

                   Class A         Class B         Class C         Class M
(inception dates)  (1/3/95)       (7/21/95)       (2/1/99)        (7/21/95)
                  NAV    POP     NAV    CDSC     NAV   CDSC      NAV     POP
------------------------------------------------------------------------------
1 year          -12.68% -17.65% -13.34% -17.67% -13.32% -14.18% -13.20% -16.27%
------------------------------------------------------------------------------
5 years         -22.78  -27.22  -25.57  -26.61  -25.49  -25.49  -24.65  -27.29
Annual average   -5.04   -6.16   -5.74   -6.00   -5.72   -5.72   -5.50   -6.17
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Life of fund     24.16   17.00   17.32   17.32   17.32   17.32   19.65   15.45
Annual average    2.84    2.05    2.09    2.09    2.09    2.09    2.35    1.87
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/02

                          SSB World Ex-U.S.
                           Primary Markets          Consumer
                            Growth Index           price index
------------------------------------------------------------------------------
1 year                        -16.64%                 1.46%
------------------------------------------------------------------------------
5 years                       -26.80                 12.09
Annual average                 -6.05                  2.31
------------------------------------------------------------------------------
Life of fund                    3.72                 20.37
Annual average                  0.47                  2.42
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower. A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes of Putnam International New Opportunities Fund. See the prospectus for details.

LIPPER INFORMATION:

The average annualized return for the 816 funds in the Lipper International Funds category over the 12 months ended 9/30/02 was -14.41%. Over the 5-year and life periods ended 9/30/02, the annualized returns for the category were -5.41% and 1.00%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 1/3/95

                                    SSB World Ex-U.S.
                Fund's class A       Primary Markets      Consumer price
Date            shares at POP         Growth Index            index

1/3/95              9,425                10,000               10,000
9/30/95            11,408                10,955               10,200
9/30/96            12,978                11,989               10,506
9/30/97            15,151                14,169               10,739
9/30/98            13,277                13,216               10,892
9/30/99            20,437                17,499               11,172
9/30/00            24,792                19,397               11,558
9/30/01            13,399                12,442               11,864
9/30/02           $11,700               $10,372              $12,037

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $11,732 and $11,732 respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $11,965 ($11,545 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 9/30/02

                    Class A         Class B         Class C         Class M
------------------------------------------------------------------------------
Share value:      NAV     POP         NAV             NAV         NAV     POP
------------------------------------------------------------------------------
9/30/01          $8.44   $8.95       $8.02           $8.26       $8.18   $8.48
------------------------------------------------------------------------------
9/30/02           7.37    7.82        6.95            7.16        7.10    7.36
------------------------------------------------------------------------------
*The fund made no distributions during the period.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

The Salomon Smith Barney (SSB) World Ex-U.S. Primary Markets Growth Index is an unmanaged index of mostly large and some small capitalization stocks from developed countries excluding the U.S. chosen for their growth orientation. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Investment Funds and
Shareholders of Putnam International New Opportunities Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International New Opportunities Fund (the "fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 6, 2002



THE FUND'S PORTFOLIO
September 30, 2002

COMMON STOCKS (99.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
                473 Dentsu, Inc. (Japan) (NON)                                                           $1,803,089

Airlines (3.2%)
-------------------------------------------------------------------------------------------------------------------
          2,105,368 easyJet PLC (United Kingdom) (NON)                                                    8,607,797
          4,271,296 Qantas Airways, Ltd. (Australia)                                                      8,307,731
          2,093,000 Singapore Airlines, Ltd. (Singapore)                                                 11,308,420
                                                                                                      -------------
                                                                                                         28,223,948

Automotive (0.9%)
-------------------------------------------------------------------------------------------------------------------
            148,200 Bayerische Motoren Werke (BMW) AG (Germany)                                           4,751,862
            127,100 Toyota Motor Corp. (Japan) (NON)                                                      3,268,345
                                                                                                      -------------
                                                                                                          8,020,207

Banking (12.8%)
-------------------------------------------------------------------------------------------------------------------
          1,963,207 Anglo Irish Bank Corporation PLC (Ireland) (NON)                                     11,736,061
            395,583 Banco Popular Espanol (Spain)                                                        15,236,329
            573,575 Bank of Ireland (Ireland)                                                             5,582,482
          1,033,897 Barclays PLC (United Kingdom)                                                         6,039,858
          1,153,380 Bradford & Bingley PLC (United Kingdom) (NON)                                         5,060,195
            124,000 Danske Bank A/S (Denmark)                                                             1,881,213
          2,211,708 DnB Holdings ASA (Norway)                                                             9,672,715
          1,703,711 HSBC Holdings PLC (United Kingdom)                                                   17,253,311
            157,234 Kookmin Bank (South Korea) (NON)                                                      5,731,222
          1,097,355 Northern Rock PLC (United Kingdom)                                                   11,319,875
            369,053 Royal Bank of Scotland Group PLC (United Kingdom)                                     6,964,030
            707,565 Standard Chartered PLC (United Kingdom) (NON)                                         7,287,831
          1,419,945 Westpac Banking Corp. (Australia) (NON)                                              10,684,667
                                                                                                      -------------
                                                                                                        114,449,789

Beverage (2.1%)
-------------------------------------------------------------------------------------------------------------------
            373,900 Companhia de Bebidas das Americas (AmBev) ADR (Brazil)                                4,008,208
            752,600 Molson, Inc. Class A (Canada)                                                        14,710,340
                                                                                                      -------------
                                                                                                         18,718,548

Broadcasting (0.8%)
-------------------------------------------------------------------------------------------------------------------
            290,144 British Sky Broadcasting PLC (United Kingdom) (NON)                                   2,338,289
            233,970 Societe Television Francaise I (France)                                               4,968,182
                                                                                                      -------------
                                                                                                          7,306,471

Building Materials (0.2%)
-------------------------------------------------------------------------------------------------------------------
            244,200 Rexam PLC (United Kingdom)                                                            1,546,578

Chemicals (0.8%)
-------------------------------------------------------------------------------------------------------------------
            107,996 Ciba Specialty Chemicals AG (Switzerland)                                             7,120,051

Commercial and Consumer Services (3.4%)
-------------------------------------------------------------------------------------------------------------------
          1,080,220 Amadeus Global Travel Distribution SA Class A (Spain)                                 4,525,629
          3,314,800 Autostrade SpA (Italy) (NON)                                                         25,482,253
                                                                                                      -------------
                                                                                                         30,007,882

Communications Equipment (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,348,300 Nokia OYJ (Finland) (NON)                                                            17,918,833

Computers (0.3%)
-------------------------------------------------------------------------------------------------------------------
          4,076,000 Legend Holdings, Ltd. (Hong Kong)                                                     1,437,160
            313,103 Wanadoo (France) (NON)                                                                  990,007
                                                                                                      -------------
                                                                                                          2,427,167

Conglomerates (0.9%)
-------------------------------------------------------------------------------------------------------------------
            804,744 Brambles Industries PLC (United Kingdom)                                              2,619,502
          3,659,000 China Resources Enterprise, Ltd. (China)                                              3,401,255
             39,555 Unaxis Holding AG (Switzerland)                                                       2,302,988
                                                                                                      -------------
                                                                                                          8,323,745

Construction (0.8%)
-------------------------------------------------------------------------------------------------------------------
            667,980 CRH PLC (Ireland) (NON)                                                               7,491,347

Consumer Cyclicals (2.7%)
-------------------------------------------------------------------------------------------------------------------
            256,800 Sony Corp. (Japan)                                                                   10,780,874
            176,183 Swatch Group AG (The) Class B (Switzerland)                                          13,158,698
                                                                                                      -------------
                                                                                                         23,939,572

Consumer Finance (0.3%)
-------------------------------------------------------------------------------------------------------------------
             45,590 Takefuji Corp. (Japan)                                                                2,576,891

Consumer Goods (3.9%)
-------------------------------------------------------------------------------------------------------------------
              4,000 Hindustan Lever, Ltd. (India)                                                            14,298
            233,000 KAO Corp. (Japan)                                                                     5,139,706
          1,420,526 Reckitt Benckiser PLC (United Kingdom)                                               26,805,326
             45,560 Unilever NV (Netherlands)                                                             2,696,568
                                                                                                      -------------
                                                                                                         34,655,898

Consumer Services (1.0%)
-------------------------------------------------------------------------------------------------------------------
          3,316,190 TPI Paginas Amarillas (Spain)                                                         9,011,000

Electric Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
              6,700 Electrabel SA (Belgium)                                                               1,582,245

Electronics (6.0%)
-------------------------------------------------------------------------------------------------------------------
          1,529,000 BYD Co., Ltd. (China) (NON)                                                           3,097,443
            215,100 Celestica, Inc. (Canada) (NON)                                                        2,795,215
             39,200 Hirose Electric Co., Ltd. (Japan)                                                     2,814,722
             40,900 Kyocera Corp. (Japan)                                                                 2,738,539
            217,300 Mitsumi Electric Co., Ltd. (Japan)                                                    2,561,826
            149,900 OMRON Corp. (Japan)                                                                   1,938,405
            133,600 Rohm Co., Ltd. (Japan)                                                               15,684,719
             46,680 Samsung Electronics Co., Ltd. (South Korea)                                          11,349,662
            460,700 Tandberg ASA (Norway)                                                                 4,508,497
            402,947 Thomson Multimedia SA (France) (NON)                                                  6,346,542
                                                                                                      -------------
                                                                                                         53,835,570

Engineering & Construction (1.6%)
-------------------------------------------------------------------------------------------------------------------
             98,600 Daito Trust Construction Co., Ltd. (Japan)                                            2,191,201
            205,936 Vinci SA (France)                                                                    12,473,653
                                                                                                      -------------
                                                                                                         14,664,854

Entertainment (0.5%)
-------------------------------------------------------------------------------------------------------------------
            638,042 TABCORP Holdings, Ltd. (Australia)                                                    4,073,117

Financial (1.8%)
-------------------------------------------------------------------------------------------------------------------
            177,519 Man Group PLC (United Kingdom)                                                        2,774,737
            233,400 Orix Corp. (Japan)                                                                   13,748,587
                                                                                                      -------------
                                                                                                         16,523,324

Food (1.2%)
-------------------------------------------------------------------------------------------------------------------
             23,481 Nestle SA (Switzerland)                                                               5,133,679
          1,623,790 Tesco PLC (United Kingdom) (NON)                                                      5,253,641
                                                                                                      -------------
                                                                                                         10,387,320

Gaming & Lottery (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,125,033 Aristocrat Leisure, Ltd. (Australia)                                                  2,952,243
          2,624,918 William Hill PLC (United Kingdom)                                                     9,328,565
            595,634 William Hill PLC 144A (United Kingdom)                                                2,116,794
                                                                                                      -------------
                                                                                                         14,397,602

Health Care Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            106,100 Suzuken Co., Ltd. (Japan)                                                             2,632,452

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------------------------------------------
            167,400 Electrolux AB Class B (Sweden)                                                        2,528,292

Insurance (3.0%)
-------------------------------------------------------------------------------------------------------------------
          1,260,042 Aegon NV (Netherlands) (NON)                                                         11,827,951
            439,800 Willis Group Holdings, Ltd. (United Kingdom) (NON)                                   14,728,902
                                                                                                      -------------
                                                                                                         26,556,853

Investment Banking/Brokerage (1.0%)
-------------------------------------------------------------------------------------------------------------------
            520,537 3i Group PLC (United Kingdom)                                                         3,527,927
            438,000 Nomura Securities Co., Ltd. (Japan) (NON)                                             5,757,476
                                                                                                      -------------
                                                                                                          9,285,403

Office Equipment & Supplies (2.6%)
-------------------------------------------------------------------------------------------------------------------
            725,000 Canon, Inc. (Japan)                                                                  23,706,047

Oil & Gas (11.5%)
-------------------------------------------------------------------------------------------------------------------
            668,800 Canadian Natural Resources, Ltd. (Canada)                                            21,232,081
            603,750 ENI SpA (Italy) (NON)                                                                 8,220,671
            665,800 Nexen, Inc. (Canada)                                                                 15,935,541
            125,184 Royal Dutch Petroleum Co. (Netherlands) (NON)                                         5,052,913
            231,800 Royal Dutch Petroleum Co. ADR (Netherlands)                                           9,311,406
          3,829,700 Statoil ASA (Norway)                                                                 29,207,123
            336,400 Talisman Energy, Inc. (Canada)                                                       13,489,937
                                                                                                      -------------
                                                                                                        102,449,672

Pharmaceuticals (11.4%)
-------------------------------------------------------------------------------------------------------------------
            471,390 AstraZeneca PLC (United Kingdom)                                                     14,291,508
            296,000 Daiichi Pharmaceutical Company, Ltd. (Japan) (NON)                                    4,805,258
          1,051,938 GlaxoSmithKline PLC (United Kingdom)                                                 20,346,322
             35,900 H. Lundbeck A/S (Denmark)                                                               745,299
            509,167 Novartis AG (Switzerland) (NON)                                                      20,137,818
            291,276 Sanofi-Synthelabo SA (France) (NON)                                                  16,419,550
            419,000 Takeda Chemical Industries, Ltd. (Japan) (NON)                                       16,901,824
            398,800 Terumo Corp. (Japan)                                                                  5,897,470
             80,000 Yamanouchi Pharmaceutical Co., Ltd. (Japan)                                           1,754,847
                                                                                                      -------------
                                                                                                        101,299,896

Photography/Imaging (1.1%)
-------------------------------------------------------------------------------------------------------------------
            682,000 Olympus Optical Co., Ltd. (Japan)                                                     9,990,191

Retail (5.5%)
-------------------------------------------------------------------------------------------------------------------
          2,232,826 Carphone Warehouse Group PLC 144A
                    (United Kingdom) (NON)                                                                3,002,007
            181,600 FamilyMart Co., Ltd. (Japan)                                                          4,289,353
            714,250 Hennes & Mauritz AB Class B (Sweden)                                                 12,405,658
            231,982 Industria de Diseno Textil SA (Inditex) (Spain)                                       4,699,039
            146,000 Lawson, Inc. (Japan) (NON)                                                            4,426,060
            141,700 Loblaw Companies, Ltd. (Canada)                                                       5,028,295
            373,544 Next PLC (United Kingdom)                                                             5,456,927
            860,262 Signet Group PLC (United Kingdom)                                                     1,116,029
            239,400 William Morrison Supermarkets PLC (United Kingdom)                                      805,617
            291,800 Yamada Denki Co., Ltd. (Japan)                                                        7,455,619
                                                                                                      -------------
                                                                                                         48,684,604

Software (--%)
-------------------------------------------------------------------------------------------------------------------
                400 Trend Micro, Inc. (Japan) (NON)                                                          10,516

Technology Services (1.8%)
-------------------------------------------------------------------------------------------------------------------
            857,055 Indra Sistemas SA Class A (Spain)                                                     4,725,457
             91,934 Logitech International (Switzerland) (NON)                                            2,590,481
             21,200 Nomura Research Institute, Ltd. 144A (Japan)                                          2,415,741
                534 Yahoo Japan Corp. (Japan) (NON)                                                       6,624,548
                                                                                                      -------------
                                                                                                         16,356,227

Telecommunications (11.0%)
-------------------------------------------------------------------------------------------------------------------
          2,597,000 China Mobile, Ltd. (Hong Kong) (NON)                                                  5,993,538
              4,233 Japan Telecom Co., Ltd. (Japan)                                                      10,537,291
            686,500 KT Corp. ADR (South Korea)                                                           15,226,570
              1,431 Nippon Telegraph and Telephone Corp. (NTT) (Japan)                                    4,761,379
              2,992 NTT DoCoMo, Inc. (Japan)                                                              5,112,849
          1,679,202 Portugal Telecom SGPS SA (Portugal)                                                   7,549,449
             32,414 Swisscom AG (Switzerland)                                                             9,012,448
          3,665,376 Telecom Corp. of New Zealand, Ltd. (New Zealand)                                      8,455,978
            667,900 Telecom Italia Mobile SpA (Italy)                                                     2,600,211
         22,366,497 Vodafone Group PLC (United Kingdom)                                                  28,664,618
                                                                                                      -------------
                                                                                                         97,914,331

Tobacco (0.5%)
-------------------------------------------------------------------------------------------------------------------
            134,253 Altadis SA (Spain)                                                                    2,998,012
            144,402 BAT Industries PLC (United Kingdom)                                                   1,473,698
                                                                                                      -------------
                                                                                                          4,471,710

Transportation Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            116,347 TPG NV (Netherlands)                                                                  1,949,764
                                                                                                      -------------
                    Total Common Stocks (cost $962,148,306)                                           $ 886,841,006

SHORT-TERM INVESTMENTS (0.8%) (a) (cost $7,465,360)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $7,469,774 Short-term investments held as collateral for loaned securities with yields ranging from 1.73% to 2.00%
                    and due dates ranging from October 1, 2002 to
                    November 19, 2002 (d)                                                                $7,465,360
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $969,613,666)                                              $894,306,366
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $891,805,076.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

  (d) See Note 1 to the financial statements.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2002
      (as percentage of Market Value):

            Australia                2.9%
            Canada                   8.3
            Finland                  2.0
            France                   4.6
            Ireland                  2.8
            Italy                    4.1
            Japan                   20.6
            Netherlands              3.5
            New Zealand              1.0
            Norway                   4.9
            Singapore                1.3
            South Korea              3.6
            Spain                    4.6
            Sweden                   1.7
            Switzerland              6.7
            United Kingdom          23.5
            Other                    3.9
                                   -----
            Total                  100.0%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $7,149,307 of securities on
loan (identified cost $969,613,666) (Note 1)                                   $894,306,366
-------------------------------------------------------------------------------------------
Cash                                                                              4,494,651
-------------------------------------------------------------------------------------------
Foreign currency (cost $996) (Note 1)                                                   957
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         2,904,853
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              371,392
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   31,935,553
-------------------------------------------------------------------------------------------
Total assets                                                                    934,013,772

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 23,062,162
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        7,951,073
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,444,251
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          281,511
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                      117,411
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,830
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              698,447
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                7,465,360
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              183,651
-------------------------------------------------------------------------------------------
Total liabilities                                                                42,208,696
-------------------------------------------------------------------------------------------
Net assets                                                                     $891,805,076

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,961,507,224
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                            (67,439)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (994,427,268)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                               (75,207,441)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $891,805,076

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($487,947,399 divided by 66,203,375 shares)                                           $7.37
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $7.37)*                                $7.82
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($355,649,832 divided by 51,180,957 shares)**                                         $6.95
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($18,986,678 divided by 2,652,447 shares)**                                           $7.16
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($29,221,167 divided by 4,114,366 shares)                                             $7.10
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $7.10)*                                $7.36
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,868,071)                                    $21,080,332
-------------------------------------------------------------------------------------------
Interest                                                                            164,687
-------------------------------------------------------------------------------------------
Securities lending                                                                  366,739
-------------------------------------------------------------------------------------------
Total investment income                                                          21,611,758

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 11,527,862
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    3,658,859
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   21,434
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     27,843
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,669,126
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             5,014,051
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               279,216
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               307,904
-------------------------------------------------------------------------------------------
Other                                                                             1,504,626
-------------------------------------------------------------------------------------------
Total expenses                                                                   24,010,921
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (2,395,173)
-------------------------------------------------------------------------------------------
Net expenses                                                                     21,615,748
-------------------------------------------------------------------------------------------
Net investment loss                                                                  (3,990)
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                              (214,392,243)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                         597,312
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the year                                               117,935
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                       97,611,190
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (116,065,806)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(116,069,796)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                        Year ended September 30
                                                              ------------------------------------
                                                                           2002               2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                     $(3,990)       $(9,527,068)
--------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency transactions (213,794,931)      (729,092,869)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies                         97,729,125       (580,568,285)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations               (116,069,796)    (1,319,188,222)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
 From net realized long-term gain on investments
  Class A                                                                    --       (151,847,681)
--------------------------------------------------------------------------------------------------
  Class B                                                                    --       (149,455,474)
--------------------------------------------------------------------------------------------------
  Class C                                                                    --         (7,818,700)
--------------------------------------------------------------------------------------------------
  Class M                                                                    --        (11,005,797)
--------------------------------------------------------------------------------------------------
 From net realized short-term gain on investments
  Class A                                                                    --        (47,727,900)
--------------------------------------------------------------------------------------------------
  Class B                                                                    --        (46,975,995)
--------------------------------------------------------------------------------------------------
  Class C                                                                    --         (2,457,530)
--------------------------------------------------------------------------------------------------
  Class M                                                                    --         (3,459,279)
--------------------------------------------------------------------------------------------------
 Return of capital
  Class A                                                                    --             (1,412)
--------------------------------------------------------------------------------------------------
  Class B                                                                    --             (1,390)
--------------------------------------------------------------------------------------------------
  Class C                                                                    --                (73)
--------------------------------------------------------------------------------------------------
  Class M                                                                    --               (102)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)       (380,561,224)        72,036,235
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                       (496,631,020)    (1,667,903,320)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                 1,388,436,096      3,056,339,416
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net investment
income of $67,439 and $2,348,581, respectively)                    $891,805,076     $1,388,436,096
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.44       $18.94       $16.64       $10.81       $13.60
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .03         (.01)        (.18)        (.06)        (.04)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.10)       (7.86)        3.95         5.89        (1.63)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.07)       (7.87)        3.77         5.83        (1.67)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --         (.01)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.63)       (1.47)          --        (1.11)
-----------------------------------------------------------------------------------------------------
Return of capital                         --           --(d)        --           --           --(d)
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (2.63)       (1.47)          --        (1.12)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.37        $8.44       $18.94       $16.64       $10.81
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (12.68)      (45.96)       21.31        53.93       (12.37)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       487,947     $711,537   $1,473,001     $905,842     $630,422
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.60         1.48         1.39         1.54         1.75
-----------------------------------------------------------------------------------------------------
Ratio of net investment
income to average net assets (%)         .35         (.11)        (.83)        (.45)        (.30)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                133.11       228.51       151.67       204.39       170.28
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.02       $18.28       $16.20       $10.61       $13.45
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.09)        (.33)        (.16)        (.13)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.03)       (7.54)        3.88         5.75        (1.60)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.07)       (7.63)        3.55         5.59        (1.73)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.63)       (1.47)          --        (1.11)
-----------------------------------------------------------------------------------------------------
Return of capital                         --           --(d)        --           --           --(d)
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (2.63)       (1.47)          --        (1.11)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.95        $8.02       $18.28       $16.20       $10.61
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (13.34)      (46.36)       20.49        52.69       (12.98)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       355,650     $593,763   $1,397,981   $1,053,443     $803,785
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.35         2.19         2.10         2.29         2.50
-----------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.43)        (.83)       (1.54)       (1.20)       (1.05)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                133.11       228.51       151.67       204.39       170.28
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                  Feb. 1, 1999+
operating performance                      Year ended September 30          to Sept. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.26       $18.72       $16.58       $13.82
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.10)        (.34)        (.12)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.06)       (7.73)        3.95         2.88
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.10)       (7.83)        3.61         2.76
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.63)       (1.47)          --
----------------------------------------------------------------------------------------
Return of capital                         --           --(d)        --           --
----------------------------------------------------------------------------------------
Total distributions                       --        (2.63)       (1.47)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.16        $8.26       $18.72       $16.58
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (13.32)      (46.33)       20.38        19.97*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        18,987      $34,250      $78,295       $6,780
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.35         2.23         2.14         1.52*
----------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.44)        (.86)       (1.56)        (.78)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                133.11       228.51       151.67       204.39
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.18       $18.53       $16.38       $10.69       $13.51
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.01)        (.07)        (.29)        (.13)        (.10)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.07)       (7.65)        3.91         5.82        (1.61)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.08)       (7.72)        3.62         5.69        (1.71)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.63)       (1.47)          --        (1.11)
-----------------------------------------------------------------------------------------------------
Return of capital                         --           --(d)        --           --           --(d)
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (2.63)       (1.47)          --        (1.11)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.10        $8.18       $18.53       $16.38       $10.69
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (13.20)      (46.20)       20.70        53.23       (12.76)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        29,221      $48,887     $107,062      $83,585      $63,967
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.10         1.98         1.89         2.04         2.25
-----------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.17)        (.62)       (1.33)        (.95)        (.80)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                133.11       228.51       151.67       204.39       170.28
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
September 30, 2002

Note 1
Significant accounting policies

Putnam International New Opportunities Fund (the "Fund") is a series of Putnam Investment Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of companies outside the United States.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. A redemption fee of 1.00% will apply to any shares that were held less than 90 days.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2002, the value of securities loaned amounted to $7,149,307. The fund received cash collateral of $7,465,360 which is pooled with collateral of other Putnam funds into 24 issuers of high grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2002, the fund had a capital loss carryover of approximately $802,961,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover               Expiration
--------------------         --------------------
        $108,014,000           September 30, 2009
         694,947,000           September 30, 2010

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2003 approximately $184,020,000 of losses recognized during the period November 1, 2001 to September 30, 2002.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals and realized and unrealized gains and losses on passive foreign investment companies. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2002, the fund reclassified $2,285,132 to decrease accumulated net investment loss and $1,069,688 to decrease paid-in-capital, with an increase to accumulated net realized losses of $1,215,444.

The tax basis components of distributable earnings and the federal tax cost as of period end was as follows:
Unrealized appreciation                           $33,552,603
Unrealized depreciation                          (116,373,236)
                                         --------------------
Net unrealized appreciation/
depreciation                                      (82,820,633)
Undistributed ordinary income                              --
Capital loss carryforward                        (802,961,301)
Post October loss                                (184,020,073)
Cost for federal income
tax purposes                                     $977,126,999

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended September 30, 2002, the fund's expenses were reduced by $2,395,173 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,021 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $92,940 and $7,907 from the sale of class A and class M shares, respectively, and received $809,952 and $1,732 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2002, Putnam Retail Management, acting as underwriter received $25,651 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended September 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,626,444,627 and $1,965,965,467, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 66,806,672        $581,145,614
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            66,806,672         581,145,614

Shares repurchased                         (84,952,367)       (743,178,702)
---------------------------------------------------------------------------
Net decrease                               (18,145,695)      $(162,033,088)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                152,926,629      $1,734,328,702
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            15,092,644         186,243,222
---------------------------------------------------------------------------
                                           168,019,273       1,920,571,924

Shares repurchased                        (161,430,476)     (1,847,524,030)
---------------------------------------------------------------------------
Net increase                                 6,588,797         $73,047,894
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,624,732         $30,183,491
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             3,624,732          30,183,491

Shares repurchased                         (26,478,870)       (219,801,264)
---------------------------------------------------------------------------
Net decrease                               (22,854,138)      $(189,617,773)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,290,873        $131,743,771
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            14,017,594         165,267,424
---------------------------------------------------------------------------
                                            25,308,467         297,011,195

Shares repurchased                         (27,748,854)       (296,121,484)
---------------------------------------------------------------------------
Net increase/
(decrease)                                  (2,440,387)           $889,711
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,764,475         $31,896,855
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             3,764,475          31,896,855

Shares repurchased                          (5,259,871)        (44,907,365)
---------------------------------------------------------------------------
Net decrease                                (1,495,396)       $(13,010,510)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,820,493        $139,306,806
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               663,096           8,049,981
---------------------------------------------------------------------------
                                            13,483,589         147,356,787

Shares repurchased                         (13,517,437)       (148,281,293)
---------------------------------------------------------------------------
Net decrease                                   (33,848)          $(924,506)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,367,620         $36,377,843
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             4,367,620          36,377,843

Shares repurchased                          (6,232,462)        (52,277,696)
---------------------------------------------------------------------------
Net decrease                                (1,864,842)       $(15,899,853)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 41,666,414        $481,999,388
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,063,139          12,757,675
---------------------------------------------------------------------------
                                            42,729,553         494,757,063

Shares repurchased                         (42,527,181)       (495,733,927)
---------------------------------------------------------------------------
Net increase/
(decrease)                                     202,372           $(976,864)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

For the period, interest and dividends from foreign countries were $23,857,725 or $0.192 per share (for all classes of shares). Taxes paid to foreign countries were $2,868,071 or $0.023 per share (for all classes of shares).

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.




TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments Trust             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of September 30, 2002,
  there were 103 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments Trust, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McLennan Companies, Inc.





OFFICERS

Name, Address,1 Date of Birth,     Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments
Executive Vice President,                                        Trust and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments Trust and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments Trust
Principal Accounting
Officer

Karnig H. Durgarian                Since 2002                    Senior Managing Director of Putnam
(1/13/56),Vice President and                                     Investments Trust
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director of Putnam
(6/27/58), Vice President and                                    Investments Trust
Principal Financial Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments Trust and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        Trust and Putnam Management


Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments Trust and Putnam Management


Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments
(10/31/63), Vice President                                       Trust and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments
(8/25/54),                                                       Trust, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments Trust and Putnam Management
Vice President

Omid Kamshad                       Since 2002                    Managing Director of Putnam Management
(9/12/62),
Vice President

Justin M. Scott                    Since 2002                    Managing Director of Putnam Management
(9/16/57),
Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With 65 years of experience, Putnam now has over $280 billion in assets under management, over 100 mutual funds, more than 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Justin M. Scott
Vice President

Omid Kamshad
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN010-84050  539/2AH/2AI  11/02